UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-0525

Seligman Income and Growth Fund, Inc.

(Exact name of Registrant as specified in charter)

100 Park Avenue New York, New York	10017
(Address of principal executive offices)	(Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 850-1864

Date of fiscal year end: 12/31

Date of reporting period: 12/31/07

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

Seligman

Income and Growth Fund, Inc.

Annual Report

December 31, 2007

Seeking Total Return Through a Combination of Capital Appreciation and Income, Consistent With a Prudent Allocation Between Equity and Fixed Income Securities

J. & W. SELIGMAN & CO.

INCORPORATED

ESTABLISHED 1864

100 Park Avenue, New York, NY 10017

Experience

Seligman has been in business for more than 140 years, at times playing a central role in the financial development of the country and its markets. Over that time, the firm has managed clients’ wealth through dramatic market changes and has remained a consistent, reliable presence on Wall Street. Today, Seligman is drawing on its long history and long-term perspective as we focus on the future and on developing investment solutions that help clients arrive at their goals.

Insight

Asset management is driven by insight — into the direction of the economy, how companies will perform, how markets will behave, and how investors will respond. Portfolio managers at the firm have been in the investment business, on average, for more than 20 years. Over that time, they have refined their ability to assess a company’s prospects, management, and products, while also weighing the impact of economic and market cycles, new trends, and developing technologies.

Solutions

Seligman’s commitment to the development of innovative investment products — including the nation’s first growth mutual fund, pioneering single-state municipal funds, and one of the country’s premier technology funds — defines our past and informs our future. Our ongoing research into the nature of investment risk — begun in the early 1990s — has resulted in the Seligman Time Horizon Matrix® asset allocation strategy that redefines the relationship between risk and reward over time. The strategy offers investors a variety of investment solutions for goals ranging from college savings to retirement planning. Whether you select Seligman for one investment product, or as a comprehensive asset manager, we believe we can help you reach your goals.

To The Shareholders

Your annual shareholder report for Seligman Income and Growth Fund follows this letter. The report contains an interview with your Portfolio Managers, as well as the Fund’s investment results, portfolio of investments, and financial statements as of December 31, 2007.

For the year ended December 31, 2007, Seligman Income and Growth Fund posted a total return of -2.4%, based on the net asset value of Class A shares (excluding sales charge). For the same period, the S&P 500 Index returned 5.5%, the Lehman Brothers Government/Credit Index returned 7.2%, and the Blended Index, which is comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Brothers Government/Credit Index, returned 6.2%. The Fund’s peers, as measured by the Lipper Mixed-Asset Target Allocation Growth Funds Average, returned 6.4% for the same period.

Though the Fund underperformed its benchmarks and peer groups for the year ended December 31, 2007, our conviction in the positioning of the portfolio, and well as its holdings, remains steadfast. The Fund’s investment process continues to stress long-term investing, and our goal remains to achieve above-average investment results over full market cycles.

We are pleased to announce that, effective March 3, 2008, the Seligman Core Investment Team, headed by John B. Cunningham, and the Seligman Growth Team, headed by Erik J. Voss, have merged. We believe this change will provide a greater depth of analytical and fundamental research capabilities in managing the Fund’s assets. In conjunction with this change, Erik Voss has been named a Co-Portfolio Manager of the Fund.

Thank you for your continued support of Seligman Income and Growth Fund. We look forward to providing you with the investment experience, insight, and solutions you need to help you seek your financial goals for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

February 27, 2008

Manager	Shareholder Service Agent	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated 100 Park Avenue New York, NY 10017 General Distributor Seligman Advisors, Inc. 100 Park Avenue New York, NY 10017 General Counsel Sullivan & Cromwell LLP	Seligman Data Corp. 100 Park Avenue New York, NY 10017 Mail Inquiries to: P.O. Box 9759 Providence, RI 02940-9759 Independent Registered Public Accounting Firm Deloitte & Touche LLP	(800) 221-2450 (800) 445-1777 (212) 682-7600 (800) 622-4597	Shareholder Services Retirement Plan Services Outside the United States 24-Hour Automated Telephone Access Service

Interview With Your Portfolio Managers

John B. Cunningham, J. Eric Misenheimer, and Francis L. Mustaro

Q.	How did Seligman Income and Growth Fund perform for the year ended December 31, 2007?

A.	For the year ended December 31, 2007, Seligman Income and Growth Fund posted a total return of
-2.4%, based on the net asset value of Class A shares. During the same period, the S&P 500 Index returned 5.5%, the Lehman Brothers Government/Credit Index returned 7.2%, and the Blended Index, which is comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Brothers Government/Credit Index, returned 6.2%. The Lipper Mixed-Asset Target Allocation Growth Funds Average, a measure of the Fund’s peers, returned 6.4% for the year ended December 31, 2007.

Q.	What market conditions and economic factors materially impacted the Fund’s investment results during the year?

A.	The year 2007 was marked by a series of advances and sharp retreats. After eight consecutive months of positive returns for the S&P 500 Index, US equities experienced a sharp decline in February 2007, which we viewed as a healthy pullback. Despite subprime mortgage fears, a weakening housing market, and continued rising oil prices, the markets continued to move forward. Solid corporate profits further fueled equity advances.

Subprime concerns came to light during the summer months and led to a tightening of the reins by credit lenders and a sell-off in the markets. Merger and acquisition activity, which had been robust in recent years, cooled significantly as market liquidity dried up and financing became increasingly difficult to secure. The Federal Reserve Board (the Fed) sought to ease concerns by reducing the discount rate in August and subsequently again in September. The Fed lowered the federal funds target rate by half of a percentage point in September to 4.75%, and by an additional quarter of a percentage point in both October and December to 4.25%. While investors showed signs of renewed interest following the Fed’s September rate cut, it would not prove to be long lasting. The subprime issues proved much worse than anticipated, and some of the write-offs that brokerage firms and banks announced in late summer were multiplied substantially by October. The result was a significant flight-to-quality in November and December as investors became increasingly risk averse.

Fixed income markets were typified by high money market rates and low liquidity. For much of the year, the yield curve remained moderately inverted. Fed action in the last four months, however, resulted in a steepening of the curve by year-end. Prior to Fed easing, the inverted yield curve had offered little incentive for investors to extend maturities from money market funds. US Treasury securities outperformed agency securities, mortgage-backed securities, and other sectors for the year. Expectations of slower economic growth and a further easing of monetary policy encouraged investors to extend maturities as the year came to a close.

Following the close of the reporting period, on January 22, 2008 the Fed cut the federal funds target rate by an additional three-quarters of a percentage point to 3.5%. This was the first such cut

Interview With Your Portfolio Managers

John B. Cunningham, J. Eric Misenheimer, and Francis L. Mustaro

the Fed has made between scheduled meetings of the Federal Open Market Committee since September 17, 2001 (following the 9/11 terrorist attacks), and was the largest rate cut since 1984. The Fed reduced the federal funds rate by another 50 basis points to 3.0% at its regular FOMC meeting on January 30, 2008.

Q.	What investment strategies and techniques materially affected the Fund’s investment results during the year?

A.	Seligman Income and Growth Fund underperformed its benchmark for the year, due primarily to stock selection and, to a lesser degree, sector allocation.

The energy sector was the top-performing sector in the benchmark and the Fund’s largest contributor to the equity portfolio’s investment results. Surging oil prices continued to benefit top-ten holding Exxon Mobil, which ended the year among the Fund’s top contributors to investment results. The Fund was underweight for the year, as compared to its equity benchmark, the S&P 500 Index, and investment results, while strong, were lower than those of the benchmark.

The health care sector also had a large positive impact on the investment results of the Fund’s equity portfolio during the year. Biotech firm Pharmion ended the year among the largest individual contributors to equity investment results. In August, news that Pharmion’s cancer treatment drug, Vidaza, demonstrated significant extended survivorship in a study of patients led the company’s stock higher. In November, Celgene agreed to acquire Pharmion at an attractive premium, further driving up the company’s stock price. The Fund’s position in Pharmion was eliminated by the end of the reporting period.

Information technology had the largest negative impact on the Fund’s equity investment results, versus the S&P 500 Index, as its holdings underperformed those in the equity benchmark considerably during the year. The financials sector also detracted from the equity portion of the portfolio for the year. The sector was the Fund’s largest weighting, and largest overweighting, versus the benchmark. The sector was the worst performing sector in the benchmark and investment results for both the Fund and the equity benchmark were disappointing.

Other holdings of note during the year were Altria, in the consumer staples sector, which contributed nicely to investment results, and detractors OfficeMax, in the consumer discretionary sector, Rite Aid, in the consumer staples sector, and NII Holdings, in the telecommunication services sector. Altria, a top-ten holding, saw its stock price rise as it spun off Kraft Foods early in the year, and announced late in the year that it will separate its international tobacco and domestic tobacco businesses. This was met with enthusiasm, as the separation should enable investors to value the different businesses more appropriately.

Office superstore OfficeMax saw its stock suffer as concerns about a weaker US economy and a slowdown in consumer and small business spending weighed heavily on the company’s stock. We continue to find OfficeMax attractive, from a valuation perspective, and continue to hold the stock in the Fund’s portfolio. Rite Aid, which was among the Fund’s top contributors as of June 30, saw its stock sell off sharply in the second half of 2007 following news that its recent acquisition

Interview With Your Portfolio Managers

John B. Cunningham, J. Eric Misenheimer, and Francis L. Mustaro

of the Brooks Eckerd drug store chain was weaker than expected. Drug stores, in general, have experienced weaker sales in recent months as consumer spending has slowed in response to the weaker economy and lighter store foot traffic. We do believe that Rite Aid’s integration effort with Brooks Eckerd is on track and that there is still upside to the stock. As such, the Fund continues to hold Rite Aid in its portfolio. NII Holdings is a Latin America-based wireless telecommunication service provider. While the sector has seen substantial growth, the company had weaker than expected new subscriptions, particularly within Mexico, which surprised investors and led to a sharp sell-off of the company’s stock. The company’s stock continued to sell-off further in November and December as investors became increasingly focused on risk.

With regard to the fixed-income portion of the Fund’s portfolio, the primary strategy in 2007 was to add more credit to the portfolio, particularly in the third quarter, when we saw a backup in yields over the summer. Spreads widened in the fourth quarter, however, as investors sought higher quality issues. The overweighting in spread products caused the Fund’s investment results to lag its benchmark.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Income and Growth Fund is managed by the Seligman Core/Growth Investment Team, co-headed by John B. Cunningham and Erik J. Voss, the Seligman High-Yield Team, headed by J. Eric Misenheimer, and the Seligman Investment Grade Team, headed by Francis L. Mustaro. Mr. Cunningham (the Fund’s Portfolio Manager) and Messrs. Voss, Misenheimer and Mustaro (each a Co-Portfolio Manager of the Fund) are assisted by the members of their investment teams in identifying companies that offer the greatest total return potential, consistent with the Fund’s investment objectives.

Performance and Portfolio Overview

This section of the report is intended to help you understand the performance of Seligman Income and Growth Fund and to provide a summary of the Fund’s portfolio characteristics.

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund (except for Class I shares) as of the most recent month-end will be available at www.seligman.com1 by the seventh business day following that month-end. Calculations assume reinvestment of distributions, if any. Performance data quoted does not reflect the deduction of taxes that an investor may pay on distributions or the redemption of shares.

The chart on page 6 compares $10,000 hypothetical investments made in Class A shares, with and without the initial 5.75% maximum sales charge that became effective on January 7, 2008, and in Class B and Class D shares, without contingent deferred sales charge (“CDSC”), to $10,000 investments made in the Lehman Brothers Government/Credit Index (Lehman Index), the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) and the Blended Index, for the ten-year period ended December 31, 2007. The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase. The performance of Class C, Class I and Class R shares, which commenced on later dates, and of Class A, Class B, and Class D shares for other periods, with and without applicable sales charges and CDSC, is not shown in the chart but is included in the total returns table that follows the chart. The performance of Class C, Class I and Class R shares will differ from the performance shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. The Lehman Index, the S&P 500 Index and the Blended Index exclude the effect of taxes, fees and sales charges.

Returns for Class A shares are calculated with and without the effect of the initial 5.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% CDSC, charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C, Class D and Class R shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of purchase. Effective June 4, 2007, there is no initial sales charge on investments in Class C shares. Class C share returns are presented without an initial sales charge and would have been lower for periods prior to June 4, 2007 if the 1% initial sales charge then in effect was incurred. Class I shares do not have sales charges, and returns are calculated accordingly.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[1]

The website reference is an inactive textual reference and information contained in or otherwise accessible through this website does not form a part of this report or the Fund’s prospectuses or statement of additional information.

Performance and Portfolio Overview

Investment Results

Total Returns

For Periods Ended December 31, 2007

		Average Annual
	Six Months*	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class I and Class R Since Inception 4/30/03
Class A
With Sales Charge	(12.90)%	(8.02)%	6.24%	1.58%		n/a		n/a
Without Sales Charge	(7.60)	(2.43)	7.51	2.18		n/a		n/a
Class B
With CDSC#	(12.46)	(7.79)	6.39	n/a		n/a		n/a
Without CDSC	(7.97)	(3.16)	6.70	1.56	†	n/a		n/a
Class C
With 1% CDSC	(8.81)	(4.09)	n/a	n/a		n/a		n/a
Without CDSC	(7.92)	(3.16)	6.71	n/a		0.95%		n/a
Class D
With 1% CDSC	(8.87)	(4.09)	n/a	n/a		n/a		n/a
Without CDSC	(7.98)	(3.16)	6.71	1.40		n/a		n/a
Class I	(7.62)	(2.48)	n/a	n/a		n/a		7.38%
Class R
With 1% CDSC	(8.65)	(3.66)	n/a	n/a		n/a		n/a
Without CDSC	(7.75)	(2.73)	n/a	n/a		n/a		7.10
Benchmarks**
S&P 500 Index	(1.37)	5.50	12.81	5.90		3.26		12.63
Lehman Brothers U.S. Government/Credit Index	6.20	7.23	4.44	6.02		6.14		4.16
Blended Index	1.66	6.19	9.46	5.95		4.36	††	10.03
Lipper Mixed-Asset Target Allocation Growth Funds Average	0.48	6.42	10.71	5.91		4.74		10.73

See footnotes on page 7.

Performance and Portfolio Overview

Investment Results (continued)

Net Asset Value Per Share				Dividends Per Share and Yield Information
	12/31/07	6/30/07	12/31/06	For Periods Ended December 31, 2007
				Dividends Paidø	SEC 30-Day Yieldøø
Class A	$13.12	$14.62	$14.15	$0.72	4.31%
Class B	13.05	14.55	14.08	0.62	3.83
Class C	13.04	14.53	14.07	0.62	3.81
Class D	13.04	14.54	14.07	0.62	3.81
Class I	13.20	14.71	14.24	0.72	4.62
Class R	13.14	14.65	14.18	0.69	4.33

*	Returns for periods of less than one year are not annualized.
**	The Lehman Brothers U.S. Government/Credit Index (Lehman Index), the Blended Index, the Lipper Mixed-Asset Target Allocation Growth Funds Average (Lipper Average), and the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) are unmanaged benchmarks that assume reinvestment of all distributions. The Lehman Index is composed of all bonds that are investment grade (rated Baa or higher by Moody’s Investors Service, Inc. (Moody’s) or BBB or higher by Standard & Poor’s Ratings Services, if unrated by Moody’s), with at least one year to maturity. The Blended Index is an index created by J. & W. Seligman & Co. Incorporated, the Fund’s Manager. The Blended Index is comprised of a 60% weighting in the S&P 500 Index and a 40% weighting in the Lehman Index. The Lipper Mixed-Asset Target Allocation Growth Funds Average measures the performance of funds that, by portfolio practice, maintain a mix of between 60% – 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. The S&P 500 Index measures the performance of 500 of the largest US companies based on market capitalization. The Lipper Average excludes the effect of taxes and sales charges. The Lehman Index, the Blended Index, and the S&P 500 Index exclude the effect of taxes, fees and sales charges. Investors cannot invest directly in an index or an average.
#	The CDSC is 5% if you sell your shares within one year of purchase and 2% for the five-year period.
†	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after their date of purchase.
††	From May 28, 1999.
ø	Represents per share amount paid or declared during the year ended December 31, 2007.
øø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2007, has been computed in accordance with SEC regulations and will vary.

Composition of Net Assets

	Percent of Net Assets
	12/31/07	12/31/06*
Common Stocks and Warrants	61.7	60.2
Corporate Bonds	15.8	12.3
US Government and Government Agency Securities	7.4	9.5
Preferred Stocks	6.2	8.5
Equity-Linked Notes	5.1	3.1
Asset-Backed Securities	1.1	0.8
Options Purchased	0.8	2.4
Collateralized Mortgage Obligations	0.8	0.7
Other Short-Term Holdings and Other Assets Less Liabilities	1.1	2.5
Total	100.0	100.0

*	Reclassified to conform to current year’s presentation.

Performance and Portfolio Overview

Diversification of Net Assets

	Percent of Net Assets December 31,
	2007	2006*
Common Stocks, Warrants, Preferred Stocks and Corporate Bonds:
Aerospace and Defense	1.9	2.5
Air Freight and Logistics	—	0.3
Airlines	1.2	—
Auto Components	1.1	—
Automobiles	1.1	0.4
Beverages	0.2	0.4
Biotechnology	1.1	0.5
Capital Markets	5.6	3.3
Chemicals	1.2	2.9
Commercial Banks	1.8	4.0
Commercial Services and Supplies	0.7	0.8
Communications Equipment	4.7	3.7
Computers and Peripherals	3.1	1.8
Construction and Engineering	0.8	—
Construction Materials	—	0.1
Consumer Finance	1.8	2.6
Containers and Packaging	2.0	1.8
Diversified Financial Services	3.0	6.6
Diversified Telecommunication Services	2.6	2.6
Electric Utilities	1.2	1.0
Electrical Equipment	0.3	—
Energy Equipment and Services	2.5	1.0
Food and Staples Retailing	1.7	3.2
Food Products	0.8	0.2
Gas Utilities	0.1	—
Health Care Equipment and Supplies	0.7	0.8
Health Care Providers and Services	2.4	2.1
Hotels, Restaurants and Leisure	0.8	—
Household Durables	0.3	—
Household Products	0.2	—
Independent Power Producers and Energy Traders	0.4	0.5
Industrial Conglomerates	1.9	3.4
Insurance	1.5	1.7
Internet Software and Services	1.6	0.9
IT Services	0.3	1.0
Life Sciences Tools and Services	0.4	—

	Percent of Net Assets December 31,
	2007	2006*
Common Stocks, Warrants, Preferred Stocks and Corporate Bonds:
Machinery	0.9	0.7
Media	2.9	1.3
Metals and Mining	1.5	0.7
Multi-Utilities	0.9	2.5
Multiline Retail	1.8	0.5
Office Electronics	0.2	0.3
Oil, Gas and Consumable Fuels	8.4	7.0
Paper and Forest Products	—	0.5
Pharmaceuticals	3.8	2.7
Real Estate Investment Trusts	0.5	0.5
Real Estate Management and Development	—	0.3
Road and Rail	0.4	0.7
Semiconductors and Semiconductor Equipment	2.8	0.8
Software	1.2	0.8
Specialty Retail	0.9	2.9
Textiles, Apparel and Luxury Goods	0.4	0.2
Thrifts and Mortgage Finance	2.8	4.7
Tobacco	1.8	2.6
Trading Companies and Distributors	0.2	0.1
Water Utilities	0.1	—
Wireless Telecommunication Services	1.2	1.1
Total Common Stocks, Warrants, Preferred Stocks and Corporate Bonds	83.7	81.0
US Government and Government Agency Securities	7.4	9.5
Equity-Linked Notes	5.1	3.1
Asset-Backed Securities	1.1	0.8
Options Purchased	0.8	2.4
Collateralized Mortgage Obligations	0.8	0.7
Other Short-Term Holdings and Other Assets Less Liabilities	1.1	2.5
Total	100.0	100.0

* Reclassified to conform to current year’s presentation.

Performance and Portfolio Overview

Largest Industries†

December 31, 2007

Largest Portfolio Holdings††

December 31, 2007

Securityø	Value	Percent of Net Assets
Exxon Mobil	$1,649,881	2.1
Altria Group	1,425,817	1.9
Comverse Technology	1,350,231	1.8
Smurfit-Stone Container	1,341,585	1.7
Gemstar-TV Guide International	1,275,204	1.7
JPMorgan Chase	1,101,726	1.4
Wyeth	986,321	1.3
ConocoPhillips	927,150	1.2
General Electric	920,819	1.2
Chevron	914,634	1.2

There can be no assurance that the securities presented have remained or will remain in the Fund’s portfolio. Information regarding the Fund’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

See footnotes on page 10.

Performance and Portfolio Overview

Largest Portfolio Changes

July 1 to December 31, 2007

Largest Purchases	Largest Sales
NII Holdings*	Wachovia
Gemstar-TV Guide International	BEA Systems**
Chevron*	Citigroup**
Kohl’s*	US Treasury Notes 4.5%, 5/15/2017**
Fortress Investment Group (Class A)*	Boston Scientific**
SAVVIS*	Las Vegas Sands**
Intel*	Google (Class A)**
Goodyear Tire & Rubber*	Pharmion**
AT&T*	Capital One Financial
Morgan Stanley*	US Treasury Notes 4.75%, 1/31/2012**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

†	Excludes US Government and Government Agency securities, options purchased and short-term holdings.
††	Excludes short-term holdings and options purchased.
ø	Represents common stock unless otherwise stated. The Fund also may hold other securities issued by the companies listed.
*	Position added during the period.
**	Position eliminated during the period.

Understanding and Comparing Your Fund’s Expenses

As a shareholder of the Fund, you incur ongoing expenses, such as management fees, distribution and service (12b-1) fees (if applicable), and other Fund expenses. The information below is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare them with the ongoing expenses of investing in other mutual funds. Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transactional costs, such as sales charges (also known as loads) on certain purchases or redemptions. Therefore, the table is useful in comparing ongoing expenses only, and will not help you to determine the relative total expenses of owning different funds. In addition, if transactional costs were included, your total expenses would have been higher.

The table is based on an investment of $1,000 invested at the beginning of July 1, 2007 and held for the entire six-month period ended December 31, 2007.

Actual Expenses

The table below provides information about actual expenses and actual account values. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at the beginning of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” for the Fund’s share class that you own to estimate the expenses that you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical expenses and hypothetical account values based on the actual expense ratio of each class and an assumed rate of return of 5% per year before expenses, which is not the actual return of any class of the Fund. The hypothetical expenses and account values may not be used to estimate the ending account value or the actual expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

			Actual		Hypothetical
	Beginning Account Value 7/1/07	Annualized Expense Ratio*	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 to 12/31/07**
Class A	$1,000.00	1.44%	$924.00	$ 6.98	$1,017.95	$ 7.32
Class B	1,000.00	2.11	920.30	10.20	1,014.58	10.70
Class C	1,000.00	2.17	920.80	10.51	1,014.27	11.02
Class D	1,000.00	2.16	920.20	10.44	1,014.33	10.95
Class I	1,000.00	1.52	923.80	7.36	1,017.56	7.72
Class R	1,000.00	1.45	922.50	7.00	1,017.92	7.35

*	Expenses of Class B, Class C, Class D, Class I and Class R shares differ from the expenses of Class A shares due to the differences in 12b-1 fees and other class-specific expenses paid by each share class. See the Fund’s prospectuses for a description of each share class and its fees, expenses, and sales charges.
**	Expenses are equal to the annualized expense ratio based on actual expenses for the period July 1, 2007 to December 31, 2007, multiplied by the average account value over the period, multiplied by 184/365 (number of days in the period).

Portfolio of Investments

December 31, 2007

	Shares	Value
Common Stocks 61.7%

Aerospace and Defense 1.9%
Boeing	6,300	$550,998
Honeywell International	8,800	541,816
United Technologies	4,500	344,430
		1,437,244

Airlines 0.8%
AMR*	14,400	202,032
Delta Air Lines*	9,600	142,944
Northwest Airlines*	19,600	284,396
		629,372

Auto Components 0.8%
Goodyear Tire & Rubber	22,000	620,840

Automobiles 0.4%
General Motors	12,400	308,636

Biotechnology 1.1%
Cephalon*	6,200	444,912
ImClone Systems*	8,700	374,100
		819,012

Capital Markets 3.1%
E*TRADE Financial*	76,400	271,220
Fortress Investment Group (Class A)	36,700	571,786
Goldman Sachs Group	1,900	408,595
Lehman Brothers Holdings	7,400	484,256
Morgan Stanley	11,900	632,009
		2,367,866

Commercial Banks 1.0%
Fifth Third Bancorp	7,600	190,988
PNC Financial Services Group	3,500	229,775
Wachovia	10,180	387,145
		807,908

Commercial Services and Supplies 0.7%
Avery Dennison	5,200	276,328
Waste Management	7,100	231,957
		508,285

Communications Equipment 4.0%
Cisco Systems*	31,300	847,291
Comverse Technology*	78,161	1,350,231

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Shares	Value

Communications Equipment (continued)
QUALCOMM	13,400	$527,290
Research In Motion*	2,900	328,860
		3,053,672

Computers and Peripherals 3.1%
Apple*	2,800	554,624
Dell*	11,400	279,414
Hewlett-Packard	14,000	706,720
International Business Machines	3,800	410,780
Seagate Technology	17,003	433,577
		2,385,115

Construction and Engineering 0.8%
Fluor	1,900	276,868
Quanta Services*	13,200	346,368
		623,236

Consumer Finance 0.8%
American Express	3,800	197,676
Capital One Financial	4,459	210,732
Discover Financial Services	12,450	187,746
		596,154

Containers and Packaging 2.0%
Packaging Corp. of America	7,300	205,860
Smurfit-Stone Container*	127,044	1,341,585
		1,547,445

Diversified Financial Services 2.8%
Bank of America	20,520	846,655
CIT Group	7,700	185,031
JPMorgan Chase	25,240	1,101,726
		2,133,412

Diversified Telecommunication Services 1.8%
AT&T	15,100	627,556
Qwest Communications	54,976	385,382
Time Warner Telecom (Class A)	17,800	361,162
		1,374,100

Electric Utilities 0.4%
Exelon	3,500	285,740

Electrical Equipment 0.3%
ABB (ADR)	9,000	259,200

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Shares	Value

Energy Equipment and Services 2.2%
Halliburton	20,700	$784,737
National Oilwell Varco*	1,700	124,882
Noble	5,700	322,107
Schlumberger	4,900	482,013
		1,713,739

Food and Staples Retailing 1.5%
Rite Aid*	251,793	702,502
Wal-Mart Stores	9,800	465,794
		1,168,296

Health Care Equipment and Supplies 0.7%
C.R. Bard	2,500	237,000
St. Jude Medical*	7,300	296,672
		533,672

Health Care Providers and Services 1.0%
Health Net*	3,000	144,900
Quest Diagnostics	5,800	306,820
UnitedHealth Group	5,700	331,740
		783,460

Hotels, Restaurants and Leisure 0.6%
Starbucks*	24,300	497,421

Independent Power Producers and Energy Traders 0.4%
AES*	14,700	314,433

Industrial Conglomerates 1.9%
3M	6,100	514,352
General Electric	24,840	920,819
		1,435,171

Insurance 1.3%
American International Group	8,600	501,380
Hartford Financial Services Group	6,100	531,859
		1,033,239

Internet Software and Services 1.6%
SAVVIS	18,300	510,753
Yahoo!*	31,145	724,433
		1,235,186

Life Sciences Tools and Services 0.4%
Applied Biosystems Group	10,000	339,200

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Shares	Value

Machinery 0.8%
Joy Global	9,400	$618,708

Media 1.7%
Gemstar-TV Guide International*	267,900	1,275,204

Metals and Mining 1.5%
Alcoa	8,457	309,103
Freeport-McMoRan Copper & Gold (Class B)	7,900	809,276
		1,118,379

Multi-Utilities 0.4%
TECO Energy	16,300	280,523

Multiline Retail 1.2%
Kohl’s	14,600	668,680
Target	5,200	260,000
		928,680

Oil, Gas and Consumable Fuels 6.8%
Chevron	9,800	914,634
ConocoPhillips	10,500	927,150
El Paso	27,000	465,480
Exxon Mobil	17,610	1,649,881
Sunoco	4,500	325,980
Tesoro	5,400	257,580
Valero Energy	4,800	336,144
XTO Energy	7,500	385,200
		5,262,049

Pharmaceuticals 3.8%
Abbott Laboratories	9,100	510,965
Bristol-Myers Squibb	20,900	554,268
Johnson & Johnson	4,600	306,820
Mylan Laboratories	21,400	300,884
Pfizer	12,058	274,078
Wyeth	22,320	986,321
		2,933,336

Real Estate Investment Trusts 0.2%
SL Green Realty	1,900	177,574

Semiconductors and Semiconductor Equipment 2.4%
Intel	29,200	778,472
Marvell Technology Group*	23,405	327,202
Maxim Integrated Products	18,000	476,640
Texas Instruments	7,400	247,160
		1,829,474

See foototes on page 25.

Portfolio of Investments

December 31, 2007

	Shares	Value

Software 1.2%
Activision*	13,800	$409,860
Adobe Systems	3,600	153,828
Oracle*	16,400	370,312
		934,000

Specialty Retail 0.9%
OfficeMax	31,800	656,988

Textiles, Apparel and Luxury Goods 0.4%
Coach*	10,100	308,858

Tobacco 1.8%
Altria Group	18,865	1,425,817

Wireless Telecommunication Services 1.2%
NII Holdings*	18,700	903,584

Total Common Stocks (Cost $50,259,269)		47,464,228

Preferred Stocks 6.2%

Capital Markets 1.6%
Bear Stearns:
Series E 6.15%	6,200	243,350
Series F 5.72%	6,400	232,320
Series G 5.49%	6,800	243,440
Lehman Brothers Holdings:
Series D 5.67%	6,500	234,390
Series F 6.5%	12,500	270,375
		1,223,875

Chemicals 0.7%
E. I. du Pont de Nemours:
Series A $3.50	4,300	276,275
Series B $4.50	3,500	263,375
		539,650

Commercial Banks 0.4%
HSBC USA (Series F) 5.479%#	13,100	262,000

Electric Utilities 0.4%
Pacific Gas and Electric (Series A) 6%	12,400	320,540

Multi-Utilities 0.4%
Consolidated Edison (Series A) $5.00	3,500	312,025

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Shares or Shares Subject to Call	Value

Thrifts and Mortgage Finance 2.7%
Fannie Mae:
Series H 5.81%	6,600	$257,796
Series L 5.125%	7,500	270,000
Series M 4.75%	8,100	266,004
Freddie Mac:
Series F 5%	7,700	264,880
Series K 5.79%	6,100	244,915
Series O 5.81%	6,200	255,750
Series P 6%	6,200	248,000
Series R 5.7%	6,700	261,300
		2,068,645

Total Preferred Stocks (Cost $5,862,454)		4,726,735

Options Purchased* 0.8%

Biotechnology 0.1%
Amgen, Call expiring January 2009 at $60	18,800	43,240

Capital Markets 0.1%
Lehman Brothers Holdings, Call expiring January 2009 at $80	9,600	55,680

Communications Equipment 0.1%
Comverse Technology, Call expiring January 2008 at $20	50,700	6,338
JDS Uniphase, Call expiring January 2009 at $15	24,100	37,355
Motorola, Call expiring January 2009 at $20	26,300	18,673
QUALCOMM, Call expiring January 2009 at $40	7,400	43,290
		105,656

Containers and Packaging 0.0%
Smurfit-Stone Container, Call expiring January 2008 at $10	24,900	21,165

Diversified Financial Services 0.0%
CIT Group, Call expiring January 2008 at $35	600	60
CIT Group, Call expiring January 2009 at $35	6,700	13,735
		13,795

Food and Staples Retailing 0.0%
Rite Aid, Call expiring January 2009 at $5	84,700	21,175

Hotels, Restaurants and Leisure 0.0%
Starbucks, Call expiring January 2009 at $30	13,200	7,920

Insurance 0.0%
American International Group, Call expiring January 2008 at $60	1,100	1,122

See	footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Shares Subject to Call or Principal Amount		Value

Internet Software and Services 0.1%
Yahoo!, Call expiring January 2009 at $25	8,700	shs.	$30,711
Yahoo!, Call expiring January 2009 at $30	13,400		25,862
			56,573

Metals and Mining 0.0%
Alcoa, Call expiring January 2008 at $35	7,400		17,760

Semiconductors and Semiconductor Equipment 0.0%
Marvell Technology Group, Call expiring January 2009 at $20	21,600		19,440
Micron Technology, Call expiring January 2009 at $15	52,000		5,200
			24,640

Software 0.1%
BEA Systems, Call expiring January 2008 at $10	5,500		31,900

Specialty Retail 0.0%
OfficeMax, Call expiring February 2008 at $32.50	6,200		2,170

Thrifts and Mortgage Finance 0.2%
Fannie Mae, Call expiring January 2008 at $30	11,400		118,560

Tobacco 0.1%
Altria Group, Call expiring January 2008 at $85	6,100		82,350

Wireless Telecommunication Services 0.0%
NII Holdings, Call expiring March 2008 at $60	5,700		8,977

Total Options Purchased (Cost $1,249,266)			612,683

US Government and Government Agency Securities 7.4%

US Government Securities 2.9%
US Treasury Bonds:
5.375%, 2/15/2031	$125,000		140,869
4.5%, 2/15/2036	106,000		106,571
4.75%, 2/15/2037	145,000		151,797
US Treasury Inflation-Protected Securities 2.375%, 1/15/2017	124,319		131,224
US Treasury Notes:
4.5%, 3/31/2009	10,000		10,170
4.875%, 5/31/2009	10,000		10,250
4%, 8/31/2009	160,000		162,400
4.25%, 9/30/2012	460,000		476,280

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Principal Amount	Value

US Government Securities (continued)
US Treasury Notes (continued):
3.875%, 10/31/2012	$195,000	$198,885
4.25%, 8/15/2013	195,000	202,175
4.75%, 8/15/2017	100,000	105,649
4.25%, 11/15/2017	375,000	381,651
US Treasury STRIPS 7.5%, 11/15/2024	425,000	194,400
		2,272,321

Government Agency Securitiesø 0.5%
Fannie Mae:
4.75%, 11/19/2012	195,000	202,018
5%, 7/9/2018	100,000	99,276
Tennessee Valley Authority 5.5%, 7/18/2017	60,000	64,519
		365,813

Government Agency Mortgage-Backed Securities†† ø 4.0%
Fannie Mae:
5.25%, 3/5/2014	100,000	102,908
8.5%, 9/1/2015	35,909	39,718
5.5%, 11/1/2020	66,604	67,503
4.5%, 12/1/2020#	192,417	189,309
5.45%, 8/25/2035	206,512	208,542
5.349%, 4/1/2036#	190,037	189,953
6.05%, 4/1/2036#	275,415	284,182
5.983%, 8/1/2036#	193,724	196,705
6.061%, 8/1/2036#	246,463	250,968
5.861%, 6/1/2037#	357,868	363,592
6.5%, 9/1/2037	384,383	392,243
5.5%, TBA 1/2008	100,000	101,297
Freddie Mac Gold:
8%, 12/1/2023	48,141	51,337
6.161%, 8/1/2036#	239,990	245,699
6.114%, 12/1/2036#	197,129	200,250
5.962%, 4/1/2037#	187,714	189,999
		3,074,205

Total US Government and Government Agency Securities (Cost $5,607,349)		5,712,339
Corporate Bonds 15.8%

Airlines 0.4%
Continental Airlines 8.75%, 12/1/2011	250,000	236,875
Continental Airlines Series A 5.983%, 4/19/2022	95,000	88,786
		325,661

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Principal Amount	Value

Auto Components 0.3%
Allison Transmission 11%, 11/1/2015†	$250,000	$228,750

Automobiles 0.7%
DaimlerChrysler North America 4.875%, 6/15/2010	140,000	139,457
Ford Motor 7.45%, 7/16/2031	250,000	186,875
General Motors 8.375%, 7/15/2033	250,000	202,500
		528,832

Beverages 0.2%
Coca-Cola 5.35%, 11/15/2017	65,000	66,722
Diageo Capital 5.75%, 10/23/2017	105,000	105,793
		172,515

Capital Markets 0.9%
Ameriprise Financial 5.35%, 11/15/2010	140,000	142,394
Asbury Automotive Group 7.625%, 3/15/2017	25,000	22,250
Bank of New York Mellon 4.95%, 11/1/2012	65,000	65,068
Bear Stearns 5.35%, 2/1/2012	75,000	73,110
Lehman Brothers Holdings 5.75%, 5/17/2013	60,000	60,402
Merrill Lynch 6.05%, 5/15/2012	60,000	61,213
Nuveen Investments 10.5%, 11/15/2015†	250,000	250,312
		674,749

Chemicals 0.5%
E.I. du Pont de Nemours 5%, 1/15/2013	60,000	60,445
Mosaic 7.625% 12/1/2016†	50,000	54,250
Nova Chemicals 7.863%, 11/15/2013#	200,000	188,000
Praxair 5.375%, 11/1/2016	115,000	116,807
		419,502

Commercial Banks 0.4%
Corporacion Andina de Fomento 5.75%, 1/12/2017	110,000	109,091
Export-Import Bank of Korea 5.5%, 10/17/2012	115,000	115,594
Wells Fargo 5.25%, 10/23/2012	65,000	66,151
		290,836

Commercial Services and Supplies 0.0%
Cintas Corporation No. 2, 6.15%, 8/15/2036	30,000	27,606

Communications Equipment 0.7%
Nortel Networks:
9.493%, 7/15/2011†#	250,000	245,000
10.75%, 7/15/2016†	250,000	263,750
		508,750

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Principal Amount		Value

Consumer Finance 1.0%
American Express 6.15%, 8/28/2017	$30,000		$30,844
General Motors 6.75%, 12/1/2014	250,000		201,899
Nissan Motor Acceptance 5.625%, 3/14/2011†	295,000		304,033
Rental Service 9.5%, 12/1/2014	250,000		225,000
			761,776

Diversified Financial Services 0.2%
CIT Group Funding 5.193%, 3/12/2009#	80,000	øø	76,559
JPMorgan Chase 5.375%, 10/1/2012	60,000		61,131
			137,690

Diversified Telecommunication Services 0.8%
Citizens Communications 6.625%, 3/15/2015	250,000		239,375
Embarq 7.082%, 6/1/2016	25,000		25,800
Qwest 7.5%, 10/1/2014	300,000		306,000
Qwest Communications 8.369%, 2/15/2009#	66,000		66,330
			637,505

Electric Utilities 0.4%
Exelon Generation 6.2%, 10/1/2017	45,000		44,803
Florida Power and Light 5.85%, 5/1/2037	35,000		35,060
Indiana Michigan Power Company 6.05%, 3/15/2037	110,000		103,726
Pacific Gas and Electric 5.625%, 11/30/2017	105,000		105,516
			289,105

Energy Equipment and Services 0.3%
Complete Production Services 8%, 12/15/2016	25,000		24,313
Helix Energy Solutions 9.5%, 1/15/2016†	50,000		51,125
Pemex Project Funding Master Trust 5.75%, 3/1/2018	110,000		110,275
W & T Offshore 8.25%, 6/15/2014†	25,000		23,563
			209,276

Food and Staples Retailing 0.2%
Safeway 6.35%, 8/15/2017	125,000		130,518

Food Products 0.8%
Corn Products 6%, 4/15/2017	120,000		124,968
Pilgrims Pride 8.375%, 5/1/2017	250,000		246,250
Smithfield Foods 7%, 8/1/2011	240,000		237,600
			608,818

Gas Utilities 0.1%
TransCanada Pipelines 6.2%, 10/15/2037	55,000		54,793

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Principal Amount	Value

Health Care Providers and Services 1.4%
Fresenius Medical Care Capital Trust 7.875%, 6/15/2011	$140,000	$145,600
HCA 9.125%, 11/15/2014†	250,000	260,625
HealthSouth 10.829%, 6/15/2014#	250,000	255,625
Tenet Healthcare 9.25%, 2/1/2015	300,000	279,000
UnitedHealth Group 6.625%, 11/15/2037†	110,000	112,012
		1,052,862

Hotels, Restaurants and Leisure 0.2%
McDonald’s 6.3%, 10/15/2037	80,000	83,247
Yum! Brands 6.25%, 3/15/2018	105,000	106,537
		189,784

Household Durables 0.3%
Jarden 7.5%, 5/1/2017	250,000	216,250

Household Products 0.2%
Clorox 5.95%, 10/15/2017	55,000	54,892
Kimberly-Clark 6.125%, 8/1/2017	80,000	84,441
		139,333

Insurance 0.2%
Chubb 6%, 5/11/2037	45,000	42,654
Genworth Global Funding Trust 5.2%, 10/8/2010	65,000	65,975
Prudential Financial 6.625%, 12/1/2037	90,000	91,052
		199,681

IT Services 0.3%
iPayment 9.75%, 5/15/2014	250,000	235,000

Machinery 0.1%
SPX 7.625%, 12/15/2014†	50,000	51,062

Media 1.2%
Cablevision Systems 9.644%, 4/1/2009#	200,000	203,250
Charter Communications Holdings I 13.5%, 1/15/2014	200,000	144,250
Readers Digest 9%, 2/15/2017†	250,000	210,625
Time Warner Cable 5.4%, 7/2/2012	130,000	130,390
Viacom 6.125%, 10/5/2017	55,000	55,098
XM Satellite Radio 9.411%, 5/1/2013#	200,000	189,000
		932,613

Multi-Utilities 0.1%
Dominion Resources 5.6%, 11/15/2016	110,000	108,416

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Principal Amount	Value

Multiline Retail 0.6%
Neiman Marcus 9%, 10/15/2015	$250,000	$259,063
JC Penney 6.375%, 10/15/2036	120,000	107,564
Target 5.375%, 5/1/2017	80,000	78,330
		444,957

Office Electronics 0.2%
Xerox:
5.5%, 5/15/2012	120,000	122,111
7.625%, 6/15/2013	50,000	52,183
		174,294

Oil, Gas and Consumable Fuels 1.6%
Amerada Hess 7.125%, 3/15/2033	55,000	60,723
Chesapeake Energy 7.625%, 7/15/2013	250,000	242,500
Encana 5.9%, 12/1/2017	105,000	107,613
Energy Partners 9.75%, 4/15/2014	250,000	237,500
OPTI Canada 8.25%, 12/15/2014†	50,000	49,125
Peabody Energy 6.875%, 3/15/2013	140,000	141,400
Petrobras International Finance 5.875%, 3/1/2018	50,000	49,975
Plains Exploration Production 7.75%, 6/15/2015	300,000	301,500
XTO Energy 6.25%, 8/1/2017	80,000	84,081
		1,274,417

Real Estate Investment Trusts 0.3%
Health Care Properties 6%, 1/30/2017	110,000	103,764
Hospitality Property Trust 6.7%, 1/15/2018	45,000	44,522
Prologis Trust 5.625%, 11/15/2016	110,000	102,181
		250,467

Road and Rail 0.4%
Avis Budget Car Rental 7.369%, 5/15/2014#	250,000	231,250
PacifiCorp 6.25%, 10/15/2037	60,000	62,174
		293,424

Semiconductors and Semiconductor Equipment 0.4%
Freescale Semiconductor 10.125%, 12/15/2016	350,000	290,500

Thrifts and Mortgage Finance 0.1%
MGIC Investment 5.625%, 9/15/2011	80,000	73,349

Trading Companies and Distributors 0.2%
Neff 10%, 6/1/2015	250,000	137,500

Water Utilities 0.1%
American Water Capital 6.085%, 10/15/2017†	105,000	104,837

Total Corporate Bonds (Cost $12,413,068)		12,175,428

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Principal Amount		Value
Asset-Backed Securities†† 1.1%
Bear Stearns Alternate Trust 6.235%, 4/25/2035#	$59,124		$53,877
Centex Home Equity 6.915%, 12/25/2032#	178,665		117,968
Citicorp Residential Mortgage Securities 5.872%, 9/25/2036#	65,382	øø	64,597
Equifirst Mortgage Loan Trust 3.51%, 12/25/2032#	145,956		143,962
GS Mortgage Loan Trust 5.316%, 7/25/2035#	95,672		95,314
GSAA Home Equity Trust 5.344%, 9/25/2035#	65,000		62,290
Irwin Home Equity 5.245%, 2/25/2034#	80,468	øø	78,041
Structured Asset Securities 4.04%, 6/25/2033#	265,911		257,370

Total Asset-Backed Securities (Cost $932,456)			873,419

Collateralized Mortgage Obligations†† 0.8%
Bank of America Mortgage Securities 5.66%, 7/25/2034#	62,546	øø	62,841
Homestar Mortgage Acceptance 5.185%, 3/25/2034#	87,887	øø	87,554
Indymac Index Mortgage Loan Trust 6.178%, 3/25/2036#†	240,241		240,410
Wells Fargo 4.732%, 7/25/2034#	246,873		241,074
Total Collateralized Mortgage Obligations (Cost $629,224)			631,879

Short-Term Holdings 5.9%

Equity-Linked Notes## 5.1%
Deutsche Bank 33.25%, 2/1/2008(a)	598,000		350,476
Goldman Sachs Group:
40%, 2/19/2008(b)	575,000		386,233
40%, 3/19/2008(c)	587,000		460,061
35.5%, 4/21/2008(d)	471,000		332,413
Lehman Brothers:
41.66%, 2/9/2008(e)	598,000		333,075
39.35%, 3/5/2008(f)	574,000		508,725
37.51%, 3/19/2008(g)	587,000		488,296
Morgan Stanley:
44.61%, 2/15/2008(h)	585,000		219,408
44%, 3/20/2008(i)	600,000		365,855
43.3%, 5/15/2008(j)	575,000		478,231
Total Equity-Linked Notes (Cost $5,750,000)			3,922,773

See footnotes on page 25.

Portfolio of Investments

December 31, 2007

	Principal Amount	Value

Repurchase Agreement 0.8%
Fixed Income Clearing Corporation 2.85%, dated 12/31/2007, maturing 1/2/2008, in the amount of $624,099, collateralized by: $645,000 Fannie Mae 5.5%, 7/14/2028 with a fair market value of $646,613 (Cost $624,000)	$624,000	$624,000

Government Agency Mortgage-Backed Security†† ø 0.0%
Fannie Mae 7%, 7/1/2008 (Cost $5,594)	5,565	5,610

Total Short-Term Holdings (Cost $6,379,594)		4,552,383

Total Investments (Cost $83,332,680) 99.7%		76,749,094

Other Assets Less Liabilities 0.3%		198,989

Net Assets 100.0%		$76,948,083

*	Non-income producing security.

ADR — American Depositary Receipts.

TBA — To be announced.

†	The security may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
††	Investments in mortgage-backed and asset-backed securities are subject to principal paydowns. As a result of prepaydowns from refinancing or satisfaction of the underlying instruments, the average life may be less than the original maturity. This, in turn, may impact the ultimate yield realized from these instruments.
Ø	Securities issued by these agencies are neither guaranteed nor issued by the United States Government.
ØØ	All or part of the security is held as collateral for TBA securities. As of December 31, 2007, the value of securities held as collateral was $369,592.
#	Floating rate security, the interest rate is reset periodically. The interest rate disclosed reflects the rate in effect at December 31, 2007.
##	The security may be offered and sold only to a “qualified institutional buyer” under Rule 144A of the Securities Act of 1933. These notes are exchangeable at maturity, based on the terms of the respective notes, for shares of common stock of a company or cash at a maturity value which is generally determined as follows:
The principal amount of the notes plus or minus the lesser of A) the lowest return of the companies’ respective stock prices determined at maturity from the date of purchase of the notes, or B) the percent limit indicated below in parentheses:
(a)	Gemstar-TV Guide International, OfficeMax and Qwest Communications International (+20%)
(b)	Delta Air Lines, Discover Financial Services and SAVVIS (no limit)
(c)	Gemstar-TV Guide International, UTI Worldwide and Yahoo! (no limit)
(d)	Comverse Technology, Northwest Airlines and Qwest Communications International (no limit)
(e)	Network Appliance, Rite Aid and Yahoo! (+20%)
(f)	Boston Scientific, Comverse Technology and Marvell Technology (no limit)
(g)	Comverse Technology, Kohl’s and Marvell Technology (no limit)
(h)	QIMONDA ADR, Rite Aid and Washington Mutual (+20%)
(i)	Boston Scientific, Fortress Investment and Rite Aid (no limit)
(j)	NII Holdings, Office Depot and Qwest Communications International (no limit)

Industry classifications have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2007

Assets:
Investments, at value:
Common stocks (cost $50,259,269)	$47,464,228
Preferred stocks (cost $5,862,454)	4,726,735
Options purchased (cost $1,249,266)	612,683
US Government and Government Agency securities (cost $5,607,349)	5,712,339
Corporate bonds (cost $12,413,068)	12,175,428
Asset-backed securities (cost $932,456)	873,419
Collateralized mortgage obligations (cost $629,224)	631,879
Equity-linked notes (cost $5,750,000)	3,922,773
Other short-term holdings (cost $629,594)	629,610
Total investments (cost $83,332,680)	76,749,094
Cash	88
Restricted cash	19,380
Receivable for securities sold	861,511
Dividends and interest receivable	553,987
Receivable for Capital Stock sold	195,080
Paydown receivable	6,532
Investment in, and expenses prepaid to, shareholder service agent	6,255
Receivable from the Manager (Note 3)	3,521
Other	7,488
Total Assets	78,402,936

Liabilities:
Payable for securities purchased	1,050,598
Payable for Capital Stock repurchased	254,718
Management fee payable	39,981
Distribution and service (12b-1) fees payable	27,431
Accrued expenses and other	82,125
Total Liabilities	1,454,853
Net Assets	$76,948,083

(Continued on page 27.)

See Notes to Financial Statements.

Statement of Assets and Liabilities (continued)

December 31, 2007

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; 5,873,139 shares outstanding):
Class A	$ 4,489,688
Class B	286,346
Class C	395,151
Class D	622,473
Class I	74,498
Class R	4,983
Additional paid-in capital	82,813,976
Undistributed net investment income (Note 6)	8,496
Accumulated net realized loss (Note 6)	(5,163,942)
Net unrealized depreciation of investments	(6,583,586)
Net Assets	$76,948,083

Net Asset Value Per Share:
Class A ($58,894,338 ÷ 4,489,688 shares)	$13.12
Class B ($3,735,753 ÷ 286,346 shares)	$13.05
Class C ($5,151,259 ÷ 395,151 shares)	$13.04
Class D ($8,117,749 ÷ 622,473 shares)	$13.04
Class I ($983,494 ÷ 74,498 shares)	$13.20
Class R ($65,490 ÷ 4,983 shares)	$13.14

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2007

Investment Income:
Interest	$3,080,007
Dividends (net of foreign tax withheld of $429)	2,479,662
Total Investment Income	5,559,669

Expenses:
Management fee	516,284
Distribution and service (12b-1) fees	355,889
Shareholder account services	256,765
Registration	98,049
Custody and related services	65,912
Auditing and legal fees	64,045
Shareholder reports and communications	29,957
Directors’ fees and expenses	8,681
Miscellaneous	9,510
Total Expenses Before Reimbursement	1,405,092
Reimbursement of expenses (Note 3)	(3,982)
Total Expenses After Reimbursement	1,401,110
Net Investment Income	4,158,559

Net Realized and Unrealized Gain (Loss) on Investments and Options Written
Net realized gain on investments	5,504,860
Net realized gain on options written	1,182
Net change in unrealized appreciation of investments and options written	(11,551,273)
Net Loss on Investments	(6,045,231)
Decrease in Net Assets from Operations	$(1,886,672)

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended December 31,
	2007	2006
Operations:
Net investment income	$4,158,559	$2,969,917
Net realized gain on investments	5,504,860	7,081,522
Net realized gain on options written	1,182	106,224
Net change in unrealized appreciation of investments and options written	(11,551,273)	2,365,443
Increase (Decrease) in Net Assets From Operations	(1,886,672)	12,523,106

Distributions to Shareholders:
Net investment income:
Class A	(3,267,901)	(2,312,006)
Class B	(198,635)	(179,630)
Class C	(243,758)	(166,814)
Class D	(385,584)	(276,433)
Class I	(51,556)	(28,246)
Class R	(4,005)	(3,135)
Total	(4,151,439)	(2,966,264)

Capital Share Transactions:
Net proceeds from sales of shares	3,249,884	1,532,410
Investment of dividends	3,235,300	2,148,603
Exchanged from associated funds	3,661,021	3,054,963
Total	10,146,205	6,735,976
Cost of shares repurchased	(13,296,078)	(19,164,915)
Exchanged into associated funds	(1,210,361)	(1,276,620)
Total	(14,506,439)	(20,441,535)
Decrease in Net Assets from Capital Share Transactions	(4,360,234)	(13,705,559)
Decrease in Net Assets	(10,398,345)	(4,148,717)

Net Assets:
Beginning of year	87,346,428	91,495,145
End of Year (including undistributed net investment income of $8,496 and $1,074, respectively)	$76,948,083	$87,346,428

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization and Multiple Classes of Shares — Seligman Income and Growth Fund, Inc. (the “Fund”) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company. The Fund offers the following six classes of shares:

Class A shares are subject to a continuing service fee of up to 0.25% on an annual basis and, through January 6, 2008, were sold with an initial sales charge of up to 4.75% (5.75% effective January 7, 2008). Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% on redemptions made within 18 months of purchase. Effective January 7, 2008, eligible employee benefit plans which have at least $2 million in plan assets may purchase Class A shares at net asset value, but, in the event of plan termination, will be subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the holding period of the shares exchanged will be added to the holding period of the shares acquired, both for determining the applicable CDSC and the conversion of Class B shares to Class A shares.

Class C and Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Prior to June 4, 2007, Class C shares were sold primarily with an initial sales charge of up to 1% and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase; and shares purchased through certain financial intermediaries were bought without an initial sales charge and with a 1% CDSC on redemptions made within 12 months of purchase.

The Board of Directors of the Fund has approved the automatic conversion of all of the Fund’s outstanding Class D shares to Class C shares at their relative net asset values on a future date to be determined. The conversion is currently expected to be implemented in the first half of 2008, although it may be delayed or terminated at any time prior to effectiveness. The conversion is not expected to affect individual shareholder account values.

Class I shares are offered to certain institutional clients and other investors, as described in the Fund’s Class I shares prospectus. Class I shares are sold without any sales charges and are not subject to distribution or service fees.

Class R shares are offered to certain employee benefit plans and are not available to all investors. They are sold without an initial sales charge, but are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and service (12b-1) fees and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.	Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Fund:

a.	Security Valuation and Risk — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Fixed income securities not listed on an

Notes to Financial Statements

exchange or security market are valued by independent pricing services based on bid prices which consider such factors as coupons, maturities, credit ratings, liquidity, specific terms and features, and the US Treasury yield curve or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Equity securities not listed on an exchange or security market, or equity securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by the Manager based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at current market quotations or amortized cost if the Manager believes it approximates fair value.

To the extent that the Fund invests a substantial percentage of its assets in an industry, the Fund’s performance may be negatively affected if that industry falls out of favor. Stocks of large-capitalization companies have at times experienced periods of volatility and negative performance. During such periods, the value of such stocks may decline and the Fund’s performance may be negatively affected. Fixed income securities are subject to interest rate risk, credit risk, prepayment risk and market risk. High-yield securities are subject to greater risk of loss of principal and interest than higher-rated, investment grade fixed income securities.

b.	Equity-Linked Notes — The Fund may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Underlying Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Underlying Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

c.	Securities Purchased and Sold on a TBA Basis — The Fund may purchase or sell securities (typically mortgage-backed securities) on a to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Unsettled TBA commitments are valued at fair value in accordance with the procedures for security valuation described above. The Fund segregates securities as collateral for its obligations to purchase TBA mortgage securities.

d.	Mortgage Dollar Rolls — The Fund may enter into mortgage dollar roll transactions using TBAs in which the Fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a pre-determined price. Each mortgage dollar roll is treated as a sale and purchase transaction with any gain or loss recognized at the time of each sale. The Fund may be exposed to a market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

e.

Options — The Fund is authorized to write and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or

Notes to Financial Statements

received). The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing investments.

f.	Repurchase Agreements — The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price, plus accrued interest, at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Fund’s insurance policies.

h.	Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service (12b-1) fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2007, distribution and service (12b-1) fees, shareholder account services and registration expenses were class-specific expenses.

i.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis. The Fund amortizes discounts and premiums on purchases of portfolio securities for financial reporting purposes.

j.	Distributions to Shareholders — Dividends and distributions to shareholders are recorded on ex-dividend dates.

k.	Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

On January 1, 2007, the Fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 requires the Fund to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. The Fund files income tax returns in the US Federal jurisdiction, as well as the New York State and New York City jurisdictions. Based upon its review of tax positions for the Fund’s open tax years of 2004-2007 in these jurisdictions, the Fund has determined that FIN 48 did not have a material impact on the Fund’s financial statements for the year ended December 31, 2007.

3.	Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.60% per annum of the first $1 billion of the Fund’s average daily net assets, 0.55% per annum of the next $1 billion of the Fund’s average daily net assets, and 0.50% per annum of the Fund’s average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.60% per annum of the Fund’s average daily net assets. For the year ended December 31, 2007, the Manager voluntarily agreed to reimburse $3,982 of expenses for the Class I shares, $3,521 of which the Manager owed to the Fund at December 31, 2007.

Notes to Financial Statements

For the year ended December 31, 2007, Seligman Advisors, Inc. (the “Distributor”), agent for the distribution of the Fund’s shares and an affiliate of the Manager, received commissions and concessions of $7,014 from sales of Class A and (prior to June 4, 2007) Class C shares. Commissions of $48,159 and $1,357 were also paid to dealers for sales of Class A and Class C shares, respectively.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable monthly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 2007, fees incurred under the Plan aggregated $160,475, or 0.25% per annum of the average daily net assets of Class A shares.

Under the Plan, with respect to Class B shares, Class C shares, Class D shares, and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, Class C, Class D and Class R shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

For the year ended December 31, 2007, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, and 0.50% per annum of the average net daily assets of Class R shares amounted to $48,111, $57,052, $89,808, and $443, respectively.

The Distributor and Seligman Services, Inc., also an affiliate of the Manager, are eligible to receive distribution and service (12b-1) fees pursuant to the Plan. For the year ended December 31, 2007, the Distributor and Seligman Services, Inc. received distribution and service (12b-1) fees of $19,796.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2007, such charges amounted to $1,862. The Distributor has sold its rights to third parties to collect any CDSC imposed on redemptions of Class B shares.

For the year ended December 31, 2007, Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $256,765 for shareholder account services in accordance with a methodology approved by the Fund’s directors.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes, and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2019, respectively. The obligation of the Fund to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2007, the Fund’s potential obligation under the Guaranties is $115,300. As of December 31, 2007, no event has occurred which would result in the Fund becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

At December 31, 2007, the Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,553.

Notes to Financial Statements

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/losses accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at December 31, 2007, of $837 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.	Committed Line of Credit — The Fund is a participant in a joint $375 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund’s borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2008, but is renewable annually with the consent of the participating banks. For the year ended December 31, 2007, the Fund did not borrow from the credit facility.

5.	Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government and government agency securities and short-term investments, for the year ended December 31, 2007, amounted to $132,651,475 and $133,599,733, respectively. Purchases and sales of US Government and government agency obligations were $24,459,813 and $24,266,571, respectively.

6.	Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

At December 31, 2007, the cost of investments for federal income tax purposes was $83,416,250. The tax basis cost was greater than the cost for financial reporting purposes primarily due to the tax deferral of losses on wash sales in the amount of $79,070 and the amortization of premium for financial reporting purposes of $4,204.

At December 31, 2007, the tax basis components of accumulated losses were as follows:

Gross unrealized appreciation of portfolio securities and options written	$3,351,364
Gross unrealized depreciation of portfolio securities and options written	(10,018,520)
Net unrealized depreciation of portfolio securities and options written	(6,667,156)
Undistributed ordinary income	13,536
Capital loss carryforwards	(5,084,870)
Total accumulated losses	$(11,738,490)

At December 31, 2007, the Fund had a net capital loss carryforward for federal income tax purposes of $5,084,870, which is available for offset against future taxable net capital gains and which expires in 2010. The amount was determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Notes to Financial Statements

During the year ended December 31, 2007, the Fund utilized $5,201,614 of prior year’s capital loss carryforwards to offset current year’s net capital gains.

For the years ended December 31, 2007 and 2006, all distributions to shareholders were ordinary income for tax purposes.

7.	Capital Share Transactions — The Fund has authorized 500,000,000 shares of $1 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

	Year Ended December 31,
	2007		2006
Class A	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	119,462	$1,723,752	49,928	$670,739
Investment of dividends	178,645	2,514,941	125,295	1,675,484
Exchanged from associated funds	150,097	2,158,321	129,660	1,731,038
Converted from Class B*	80,290	1,150,063	136,936	1,806,600
Total	528,494	7,547,077	441,819	5,883,861
Cost of shares repurchased	(642,400)	(9,181,814)	(957,944)	(12,617,575)
Exchanged into associated funds	(47,762)	(673,811)	(42,523)	(551,453)
Total	(690,162)	(9,855,625)	(1,000,467)	(13,169,028)
Decrease	(161,668)	$(2,308,548)	(558,648)	$(7,285,167)
Class B	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	19,824	$281,762	24,554	$324,146
Investment of dividends	11,826	165,911	9,147	121,594
Exchanged from associated funds	48,415	698,087	54,363	722,039
Total	80,065	1,145,760	88,064	1,167,779
Cost of shares repurchased	(92,252)	(1,306,531)	(170,723)	(2,235,144)
Exchanged into associated funds	(7,157)	(97,519)	(28,632)	(375,243)
Converted to Class A*	(80,736)	(1,150,063)	(137,592)	(1,806,600)
Total	(180,145)	(2,554,113)	(336,947)	(4,416,987)
Decrease	(100,080)	$(1,408,353)	(248,883)	$(3,249,208)
Class C	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	28,702	$415,090	14,622	$192,802
Investment of dividends	12,822	179,426	8,668	115,718
Exchanged from associated funds	27,666	387,946	24,078	328,232
Total	69,190	982,462	47,368	636,752
Cost of shares repurchased	(68,532)	(977,619)	(110,674)	(1,436,834)
Exchanged into associated funds	(23,386)	(321,142)	(11,785)	(151,955)
Total	(91,918)	(1,298,761)	(122,459)	(1,588,789)
Decrease	(22,728)	$(316,299)	(75,091)	$(952,037)
Class D	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	37,280	$535,045	15,435	$202,938
Investment of dividends	22,826	319,464	15,518	206,867
Exchanged from associated funds	29,665	416,667	20,825	273,654
Total	89,771	1,271,176	51,778	683,459
Cost of shares repurchased	(114,757)	(1,639,901)	(193,200)	(2,529,135)
Exchanged into associated funds	(8,234)	(117,876)	(15,068)	(195,975)
Total	(122,991)	(1,757,777)	(208,268)	(2,725,110)
Decrease	(33,220)	$(486,601)	(156,490)	$(2,041,651)

* Automatic conversion of Class B shares to Class A shares approximately eight years after their initial purchase date.

Notes to Financial Statements

	Year Ended December 31,
	2007		2006
Class I	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	20,209	$293,432	10,477	$138,511
Investment of dividends	3,640	51,556	2,106	28,246
Total	23,849	344,988	12,583	166,757
Cost of shares repurchased	(10,760)	(155,137)	(10,803)	(140,529)
Increase	13,089	$189,851	1,780	$26,228
Class R	Shares	Amount	Shares	Amount
Net proceeds from sales of shares	55	$803	243	$3,274
Investment of dividends	283	4,002	53	694
Total	338	4,805	296	3,968
Cost of shares repurchased	(2,395)	(35,076)	(16,006)	(205,698)
Exchanged into associated funds	(1)	(13)	(147)	(1,994)
Total	(2,396)	(35,089)	(16,153)	(207,692)
Decrease	(2,058)	$(30,284)	(15,857)	$(203,724)

8.	Options Written — Transactions in options written during the year ended December 31, 2007, were as follows:

	Shares Subject to Call/Put	Premiums
Options outstanding, December 31, 2006	—	$—
Options written	164,000	305,924
Options expired	(56,100)	(83,535)
Options exercised	(107,300)	(220,691)
Options terminated in closing purchase transactions	(600)	(1,698)
Options outstanding, December 31, 2007	—	$—

9.	Other Matters — In late 2003, the Manager conducted an extensive internal review concerning mutual fund trading practices. The Manager’s review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by the Manager (the “Seligman Funds”); this arrangement was in the process of being closed down by the Manager before September 2003. The Manager identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, the Manager, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. The Manager also provided information concerning mutual fund trading practices to the Securities and Exchange Commission (the “SEC”) and the Office of the Attorney General of the State of New York (“NYAG”).

In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager and the Distributor relating to frequent trading in the Seligman Funds. The Manager responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that the Manager had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against the Manager, the Distributor, Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by the Manager is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by the Manager to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and

Notes to Financial Statements

costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit.

Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by the Manager and not by the Seligman Funds. If the NYAG obtains injunctive relief, the Manager and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies.

The Manager does not believe that the foregoing legal action or other possible actions will have a material adverse impact on the Manager or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

10.	Recently Issued Accounting Pronouncement — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Fund is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Fund’s financial statements.

Financial Highlights

The tables below are intended to help you understand each class’s financial performance for the periods presented. Certain information reflects financial results for a single share of a class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. Total return shows the rate that you would have earned (or lost) on an investment in each class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

CLASS A

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$14.15	$12.67	$12.70	$11.93	$10.42
Income (Loss) from Investment Operations:
Net investment income	0.72	0.48	0.16	0.16	0.14
Net realized and unrealized gain (loss) on investments and options written	(1.03)	1.48	(0.02)	0.81	1.54
Total from Investment Operations	(0.31)	1.96	0.14	0.97	1.68
Less Distributions:
Dividends from net investment income	(0.72)	(0.48)	(0.16)	(0.16)	(0.14)
Dividends in excess of net investment income	—	—	(0.01)	(0.04)	(0.03)
Total Distributions	(0.72)	(0.48)	(0.17)	(0.20)	(0.17)
Net Asset Value, End of Year	$13.12	$14.15	$12.67	$12.70	$11.93

Total Return	(2.43)%	15.80%	1.07%	8.18%	16.24%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$58,894	$65,824	$65,985	$78,971	$83,623
Ratio of expenses to average net assets	1.46%	1.50%	1.42%	1.38%	1.41%
Ratio of net investment income to average net assets	5.00%	3.62%	1.26%	1.30%	1.29%
Portfolio turnover rate	185.42%	357.62%	219.11%	92.74%	238.07%

See footnotes on page 43.

Financial Highlights

CLASS B

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$14.08	$12.61	$12.64	$11.88	$10.38
Income (Loss) from Investment Operations:
Net investment income	0.61	0.38	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments and options written	(1.02)	1.47	(0.02)	0.80	1.53
Total from Investment Operations	(0.41)	1.85	0.04	0.87	1.59
Less Distributions:
Dividends from net investment income	(0.61)	(0.38)	(0.06)	(0.07)	(0.06)
Dividends in excess of net investment income	(0.01)	—	(0.01)	(0.04)	(0.03)
Total Distributions	(0.62)	(0.38)	(0.07)	(0.11)	(0.09)
Net Asset Value, End of Year	$13.05	$14.08	$12.61	$12.64	$11.88

Total Return	(3.16)%	15.01%	0.30%	7.35%	15.35%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$3,736	$5,441	$8,010	$12,049	$13,847
Ratio of expenses to average net assets	2.21%	2.25%	2.17%	2.13%	2.17%
Ratio of net investment income to average net assets	4.25%	2.86%	0.51%	0.55%	0.53%
Portfolio turnover rate	185.42%	357.62%	219.11%	92.74%	238.07%

See footnotes on page 43.

Financial Highlights

CLASS C

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$14.07	$12.60	$12.64	$11.88	$10.37
Income (Loss) from Investment Operations:
Net investment income	0.61	0.38	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments and options written	(1.02)	1.47	(0.03)	0.80	1.54
Total from Investment Operations	(0.41)	1.85	0.03	0.87	1.60
Less Distributions:
Dividends from net investment income	(0.61)	(0.38)	(0.06)	(0.07)	(0.06)
Dividends in excess of net investment income	(0.01)	—	(0.01)	(0.04)	(0.03)
Total Distributions	(0.62)	(0.38)	(0.07)	(0.11)	(0.09)
Net Asset Value, End of Year	$13.04	$14.07	$12.60	$12.64	$11.88

Total Return	(3.16)%	15.02%	0.22%	7.35%	15.46%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,151	$5,879	$6,213	$6,927	$9,644
Ratio of expenses to average net assets	2.21%	2.25%	2.17%	2.13%	2.17%
Ratio of net investment income to average net assets	4.25%	2.86%	0.51%	0.55%	0.53%
Portfolio turnover rate	185.42%	357.62%	219.11%	92.74%	238.07%

See footnotes on page 43.

Financial Highlights

CLASS D

	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Data:
Net Asset Value, Beginning of Year	$14.07	$12.61	$12.64	$11.88	$10.37
Income (Loss) from Investment Operations:
Net investment income	0.61	0.38	0.06	0.07	0.06
Net realized and unrealized gain (loss) on investments and options written	(1.02)	1.46	(0.02)	0.80	1.54
Total from Investment Operations	(0.41)	1.84	0.04	0.87	1.60
Less Distributions:
Dividends from net investment income	(0.61)	(0.38)	(0.06)	(0.07)	(0.06)
Dividends in excess of net investment income	(0.01)	—	(0.01)	(0.04)	(0.03)
Total Distributions	(0.62)	(0.38)	(0.07)	(0.11)	(0.09)
Net Asset Value, End of Year	$13.04	$14.07	$12.61	$12.64	$11.88

Total Return	(3.16)%	14.93%	0.30%	7.35%	15.46%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,118	$9,228	$10,238	$13,541	$15,853
Ratio of expenses to average net assets	2.21%	2.25%	2.17%	2.13%	2.17%
Ratio of net investment income to average net assets	4.25%	2.87%	0.51%	0.55%	0.53%
Portfolio turnover rate	185.42%	357.62%	219.11%	92.74%	238.07%

See footnotes on page 43.

Financial Highlights

CLASS I

	Year Ended December 31,				4/30/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$14.24	$12.73	$12.74	$11.94	$10.71
Income (Loss) from Investment Operations:
Net investment income	0.72	0.48	0.16	0.17	0.11
Net realized and unrealized gain (loss) on investments and options written	(1.04)	1.51	(0.01)	0.81	1.24
Total from Investment Operations	(0.32)	1.99	0.15	0.98	1.35
Less Distributions:
Dividends from net investment income	(0.72)	(0.48)	(0.16)	(0.17)	(0.11)
Dividends in excess of net investment income	—	—	—	(0.01)	(0.01)
Total Distributions	(0.72)	(0.48)	(0.16)	(0.18)	(0.12)
Net Asset Value, End of Period	$13.20	$14.24	$12.73	$12.74	$11.94

Total Return	(2.48)%	15.88%	1.16%	8.30%	12.65%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$983	$874	$759	$942	$864
Ratio of expenses to average net assets	1.45%	1.49%	1.40%	1.27%	1.15%	†
Ratio of net investment income to average net assets	5.01%	3.62%	1.28%	1.41%	1.42%	†
Portfolio turnover rate	185.42%	357.62%	219.11%	92.74%	238.07%	ø
Without expense reimbursement:††
Ratio of expenses to average net assets	1.84%	1.71%
Ratio of net investment income to average net assets	4.62%	3.40%

See footnotes on page 43.

Financial Highlights

CLASS R

	Year Ended December 31,				4/30/03* to 12/31/03
	2007	2006	2005	2004
Per Share Data:
Net Asset Value, Beginning of Period	$14.18	$12.67	$12.72	$11.92	$10.71
Income (Loss) from Investment Operations:
Net investment income	0.68	0.45	0.13	0.13	0.07
Net realized and unrealized gain (loss) on investments and options written	(1.03)	1.51	(0.03)	0.82	1.26
Total from Investment Operations	(0.35)	1.96	0.10	0.95	1.33
Less Distributions:
Dividends from net investment income	(0.68)	(0.45)	(0.13)	(0.13)	(0.07)
Dividends in excess of net investment income	(0.01)	—	(0.02)	(0.02)	(0.05)
Total Distributions	(0.69)	(0.45)	(0.15)	(0.15)	(0.12)
Net Asset Value, End of Period	$13.14	$14.18	$12.67	$12.72	$11.92

Total Return	(2.73)%	15.73%	0.78%	7.99%	12.46%

Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$65	$100	$290	$5	$2
Ratio of expenses to average net assets	1.71%	1.75%	1.67%	1.63%	1.71%	†
Ratio of net investment income to average net assets	4.75%	3.36%	1.01%	1.05%	0.86%	†
Portfolio turnover rate	185.42%	357.62%	219.11%	92.74%	238.07%	ø

*	Commencement of offering of shares.
ø	Computed at the Fund level for the year ended December 31, 2003.
†	Annualized.
††	The Manager, at its discretion, reimbursed certain expenses for the Class I shares.

See Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders, Seligman Income and Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Income and Growth Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Income and Growth Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York

February 27, 2008

Required Federal Income Tax Information (unaudited)

Dividends paid for the year ended December 31, 2007 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, the dividends paid to corporate shareholders that qualify for the dividends received deduction were as follows:

Dividends Received Deduction Percent
Class A	48.41%
Class B	58.96
Class C	56.65
Class D	56.76
Class I	46.91
Class R	56.52

In order to claim the dividends received deduction for these distributions, corporate shareholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

For the year ended December 31, 2007, the Fund designates the following as qualified dividends to individual shareholders:

Qualified Dividends Percent
Class A	48.16%
Class B	58.65
Class C	56.35
Class D	56.46
Class I	46.67
Class R	56.22

In order for an individual to claim dividends received as qualified dividends, individual shareholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

The directors of Seligman Income and Growth Fund, Inc. unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2007.

Prior to approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Manager gained from their experience as directors or trustees of each fund in the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Fund and review extensive materials and information presented by the Manager.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Fund, and the overall arrangements between the Fund and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Manager under the Management Agreement. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Manager. The directors also considered the Manager’s selection of brokers and dealers for portfolio transactions and noted that they receive regular reports from the Manager concerning such selection. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Management Agreement.

On an ongoing basis, the Manager reports to the directors on the status of various matters described in the Fund’s prospectuses relating to market timing activity, allegations of excessive fees and related matters for certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager provides an update on those matters. After discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Fund.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

Costs of Services Provided and Profitability

The directors reviewed information on profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Fund. The directors reviewed with the Manager’s Chief Financial Officer, the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In reviewing profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses, as well as the “revenue sharing” arrangements the Manager has entered into with certain entities that distribute shares of the Seligman Group of Funds. The directors focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from the relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed information about the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services. The directors also considered that a broker-dealer affiliate of the Manager receives 12b-1 fees from the Fund in respect of shares held in certain accounts, and that the Fund’s distributor (another affiliate of the Manager) retains a portion of the 12b-1 fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The directors further recognized that the Manager’s profitability would be somewhat lower without these benefits. The directors noted that the Manager may derive reputational and other benefits from its association with the Fund.

Investment Results

The directors receive and review detailed performance information on the Fund at each regular Board meeting during the year in additional to the information received for the meeting regarding the continuance of the Management Agreement. The directors reviewed performance information for the Fund for the first nine months of 2007, the preceding seven calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2007. The directors also reviewed information about the portfolio turnover rate of the Fund compared to other investment companies with similar investment objectives.

The directors reviewed information comparing the Fund to the Lipper Mixed-Asset Target Allocation Growth Funds Average, the Lehman Brothers Government/Credit Index and to a blended index prepared by the Manager comprised of 60% Standard & Poor’s 500 Index and 40% Lehman Government/Credit Bond Index (rebalanced monthly), as well as performance relative to the other funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average and to a group of competitor funds selected by the Manager. The directors noted that while the Fund’s results were above each of its benchmarks in 2006 and had shown positive absolute performance since 2002 and for the five- and three-year periods, the Fund’s results were generally below its benchmarks for the periods presented, although they exceeded certain benchmarks in certain periods. The Manager noted that the Manager had added new co-portfolio managers in 2006 and reminded the board that they had approved new principal investment strategies for the Fund in August 2005. Taking into account these comparisons and the other factors considered, the directors concluded that the Fund’s investment results were satisfactory.

Matters Relating to the Directors’ Consideration of the Continuance of the Management Agreement

Management Fees and Other Expenses

The directors considered the management fee rate paid by the Fund to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

The directors compared the Fund’s management fee rate to the rate paid by a subset of funds, with assets more closely comparable to those of the Fund, in its Lipper category (the “peer group”). The information showed that the Fund’s current effective management fee rate was above the average but below the median for the peer group.

The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within its peer group. In considering the expense ratio of the Fund, the directors noted that it has elected to have shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Fund and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Fund and its shareholders with a consistently high level of service.

The directors also noted that the Fund’s expense ratio was higher than the median and the average for the peer group, although it was not the highest. The Manager noted that the Fund’s relatively small size relative to the funds in its peer group continued to place upward pressure on its expense ratio. The directors concluded that the Fund’s expense ratio was understandable in the Fund’s particular circumstances.

Economies of Scale

The directors noted that the management fee schedule for the Fund contains breakpoints that reduce the fee rate on assets above specified levels, although, at the Fund’s current asset levels, it was unlikely to benefit from them in the next year. The directors recognized that there is no direct relationship between the economies of scale realized by funds and those realized by their investment advisers as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable under the Fund’s circumstances.

Directors and Officers

Information pertaining to the Directors and Officers of Seligman Income and Growth Fund, Inc. is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Maureen Fonseca (52)[3] • Director: July 2007 to Date • Oversees 59 Portfolios in Fund Complex	Head of School, The Masters School (educational training); Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.); Trustee, New York State Association of Independent Schools and Greens Farms Academy (educational training); and Commissioner, Middle States Association (educational training).

John R. Galvin (78)[1,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Director, Raytheon Co. (defense and commercial electronics), Governor of the Center for Creative Leadership, and Trustee, Institute for Defense Analyses. From February 1995 until June 1997, Director, USLIFE Corporation (life insurance). From June 1987 to June 1992, Supreme Allied Commander, NATO, and Commander-in-Chief, United States European Command.

John F. Maher (64)[1,3] • Director: December 2006 to Date • Oversees 59 Portfolios in Fund Complex	Retired President and Chief Executive Officer, and former Director, Great Western Financial Corporation (bank holding company) and its principal subsidiary, Great Western Bank (a federal savings bank); and Director or Trustee of each of the investment companies of the Seligman Group of Funds† (with the exception of Seligman New Technologies Fund, Inc. and Seligman New Technologies Fund II, Inc.). From 1989 to 1999, Director, Baker Hughes (energy products and services).

Frank A. McPherson (74)[2,3] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy and chemical company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, DCP Midstream GP, LLP (natural gas processing and transporting), Integris Health (owner of various hospitals), Oklahoma Medical Research Foundation, Oklahoma Foundation for Excellence in Education, National Cowboy and Western Heritage Museum, and Oklahoma City Museum of Art. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products), Oklahoma Chapter of the Nature Conservancy, Boys and Girls Clubs of Oklahoma, Oklahoma City Public Schools Foundation, Oklahoma City Chamber of Commerce and BOK Financial (bank holding company). From 1990 until 1994, Director, the Federal Reserve System’s Kansas City Reserve Bank.

See Footnotes on page 52.

Directors and Officers

Independent Directors (continued)

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (65)[2,3] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex	Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge Foundation (charitable foundation), and Drew University (Madison, NJ). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI); and Trustee, World Learning, Inc. (international educational training), and Council of New Jersey Grantmakers.

Leroy C. Richie (66)[1,3] • Director: 2000 to Date • Oversees 61 Portfolios in Fund Complex	Counsel, Lewis & Munday, P.C. (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Vibration Control Technologies, LLC (auto vibration technology) and OGE Energy Corp.; Lead Outside Director, Digital Ally Inc. (digital imaging) and Infinity, Inc. (oil and gas exploration and production); Director and Chairman, Highland Park Michigan Economic Development Corp.; and Chairman, Detroit Public Schools Foundation. Formerly, Chairman and Chief Executive Officer, Q Standards Worldwide, Inc. (library of technical standards); Director, Kerr-McGee Corporation (diversified energy and chemical company); Trustee, New York University Law Center Foundation; and Vice Chairman, Detroit Medical Center and Detroit Economic Growth Corp. From 1990 until 1997, Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (75)[2,3] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex	Ambassador and Permanent Observer of the Sovereign Military Order of Malta to the United Nations; and Director or Trustee of each of the investment companies of the Seligman Group of Funds†. From May 1987 until June 1997, Director, USLIFE Corporation (life insurance) and from December 1973 until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (72)[1,3] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex	Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Director, CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

See footnotes on page 52.

Directors and Officers

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (69)* • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc., Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); Director, Seligman Data Corp.; and President and Chief Executive Officer of The Metropolitan Opera Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (55)* • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex	Director and President, J. & W. Seligman & Co. Incorporated; President, Chief Executive Officer, and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; and Member of the Board of Governors of the Investment Company Institute. Formerly, Director, ICI Mutual Insurance Company.

John B. Cunningham (43) • Vice President and Portfolio Manager: 2004 to Date	Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager, Tri-Continental Corporation and Seligman Common Stock Fund, Inc.; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Common Stock Portfolio; and Vice President and Co-Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Formerly, Managing Director, Senior Portfolio Manager, Salomon Brothers Asset Management.

Eleanor T.M. Hoagland (56) • Vice President and Chief Compliance Officer: 2004 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Chief Compliance Officer of each of the investment companies of the Seligman Group of Funds†.

J. Eric Misenheimer (45) • Vice President and Co-Portfolio Manager: 2005 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President, Seligman High Income Fund Series and Portfolio Manager of its High-Yield Fund; Vice President and Co-Portfolio Manager, Seligman Core Fixed Income Fund, Inc. Formerly, Senior Vice President, Director of Taxable High Yield Fixed Income Investing, Northern Trust Global Investments.

See footnotes on page 52.

Directors and Officers

Interested Directors and Principal Officers (continued)

Name, (Age), Position(s) held with Fund	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Francis L. Mustaro (57) • Vice President and Co-Portfolio Manager: April 2006 to Date	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and Portfolio Manager of Seligman Cash Management Fund and Seligman Core Fixed Income Fund; Vice President, Seligman High Income Fund Series and Portfolio Manager of its U.S. Government Securities Fund; Vice President, Seligman Portfolios, Inc. and Portfolio Manager of its Cash Management Portfolio and Investment Grade Fixed Income Portfolio. Formerly, Managing Director and Senior Portfolio Manager, Core Fixed Income Group, Citigroup Asset Management.

Thomas G. Rose (50) • Vice President: 2000 to Date	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman & Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc.

Lawrence P. Vogel (51) • Vice President: 1992 to Date • Treasurer: 2000 to Date	Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds† and Treasurer, Seligman Data Corp.

Frank J. Nasta (43) • Secretary: 1994 to Date	Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate Secretary, Seligman International, Inc. and Seligman Data Corp.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Additional Fund Information

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Fund will be filed with the SEC for the first and third quarter of each fiscal year on Form N-Q, and will be available to shareholders (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Fund’s Form N-Q is also made available to shareholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Fund to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

[1]

These website references are inactive textual references and information contained in or otherwise accessible through the websites does not form a part of this report or the Fund’s prospectuses or statement of additional information.

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Income and Growth Fund, Inc., which contains information about the investment objectives, risks, charges, and expenses of the Fund, each of which should be considered carefully before investing or sending money.

EQIN2 12/07

ITEM 2.	CODE OF ETHICS.

As of December 31, 2007, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2007	2006
Audit Fees	$44,441	$41,970
Audit-Related Fees	—	—
Tax Fees	2,650	2,500
All Other Fees	2,333	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2007	2006
Audit-Related Fees	$141,440	$141,710
Tax Fees	9,000	11,955
All Other Fees	15,000	—

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) testing of the registrant’s shareholder service agent’s conversion to a new record-keeping system and (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent. Other fees include the amounts for services related to the assessment of procedures for compliance with anti-money laundering regulations by certain of the registrant’s affiliates.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $170,423 and $156,165, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN INCOME AND GROWTH FUND, INC.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date: March 7, 2008

By:	/s/ LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date: March 7, 2008

SELIGMAN INCOME AND GROWTH FUND, INC.

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.